Eaton Vance Floating-Rate Advantage Fund

Advisers Class Shares - EVFAX Class A Shares - EAFAX Class B Shares - EBFAX
Class C Shares - ECFAX Class I Shares - EIFAX

Eaton Vance Floating-Rate Fund

Advisers Class Shares - EABLX Class A Shares - EVBLX Class B Shares - EBBLX
Class C Shares - ECBLX Class I Shares - EIBLX Class R6 Shares - ESBLX

Eaton Vance Floating-Rate & High Income Fund

Advisers Class Shares - EAFHX Class A Shares - EVFHX Class B Shares - EBFHX
Class C Shares - ECFHX Class I Shares - EIFHX Class R6 Shares - ESFHX

Mutual funds seeking high current income

Prospectus Dated
March 1, 2017

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined whether this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

This Prospectus contains important information about the Funds and the services available to shareholders.  Please save it for reference.

Table of Contents

Fund Summaries	3
Floating-Rate Advantage Fund	3
Floating-Rate Fund	7
Floating-Rate & High Income Fund	11
Important Information Regarding Fund Shares	16
Investment Objectives & Principal Policies and Risks	17
Management and Organization	23
Valuing Shares	24
Purchasing Shares	25
Sales Charges	29
Redeeming Shares	31
Shareholder Account Features	32
Additional Tax Information	34
Financial Highlights	35
Floating-Rate Advantage Fund	35
Floating-Rate Fund	38
Floating-Rate & High Income Fund	41
Further Information about the Portfolios	44

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Fund Summaries

Floating-Rate Advantage Fund

Investment Objective

The Fund’s investment objective is to provide a high level of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $100,000 in Eaton Vance funds.  Certain financial intermediaries also may offer variations in Fund sales charges to their customers, which when available will be described in an appendix to the Prospectus.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 29 of this Prospectus and page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Advisers Class	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None	3.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investments)(1)	Advisers Class	Class A	Class B	Class C	Class I
Management Fees	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.60%	0.75%	None
Other Expenses(2)	0.58%	0.58%	0.58%	0.58%	0.58%
Total Annual Fund Operating Expenses	1.47%	1.47%	1.82%	1.97%	1.22%

(1)

Expenses in the table above and the Example below reflect the expenses of the Fund and the Senior Debt Portfolio (the “Portfolio”), the Fund’s master Portfolio.

(2)

Includes interest and fee expense from borrowings of 0.44% for each Class.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Advisers Class shares	$150	$465	$803	$1,757	$150	$465	$803	$1,757
Class A shares	$371	$679	$1,010	$1,943	$371	$679	$1,010	$1,943
Class B shares	$485	$773	$985	$2,046	$185	$573	$985	$2,046
Class C shares	$300	$618	$1,062	$2,296	$200	$618	$1,062	$2,296
Class I shares	$124	$387	$670	$1,477	$124	$387	$670	$1,477

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its total assets in income producing floating rate loans and other floating rate debt securities.  The Fund invests primarily in senior floating rate loans of domestic and foreign borrowers (“Senior Loans”).  Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics (sometimes referred to as “junk”).  The Fund also may borrow from banks for the purpose of acquiring additional income-producing investments (referred to as “leverage”).

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

The Fund may invest up to 35% of its net assets in foreign Senior Loans.  Foreign Senior Loans must be denominated in U.S. dollars, euros, British pounds, Swiss francs, Canadian dollars, or Australian dollars.  The Fund may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”), other floating rate debt securities, fixed-income debt obligations and money market instruments. Other floating rate debt securities, fixed-income debt securities and money market instruments may include: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and commercial paper.  Money market instruments with a remaining maturity of less than 60 days are deemed floating rate debt securities.  The Fund may engage in derivative transactions (such as futures contracts and options thereon, foreign currency exchange contracts and other currency hedging strategies, and interest rate swaps) to seek to hedge against fluctuations in currency exchange rates and interest rates.  There is no stated limit on the Fund’s use of derivatives.

The investment adviser seeks to maintain broad borrower and industry diversification among the Fund’s Senior Loans. When selecting Senior Loans, the investment adviser seeks to implement a systematic risk-weighted approach that utilizes fundamental analysis of risk/return characteristics. Senior Loans may be sold, if in the opinion of the investment adviser, the risk-return profile deteriorates or to pursue more attractive investment opportunities. In managing the Fund, the investment adviser seeks to invest in a portfolio of Senior Loans that it believes will be less volatile over time than the general loan market. Preservation of capital is considered when consistent with the Fund’s investment objective.

The Fund currently invests its assets in the Portfolio, a separate registered investment company with the same investment objective and policies as the Fund.

Principal Risks

Market Risk.  Economic and other events (whether real, expected or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted.  Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand.  At other times, the demand for such instruments may exceed the supply in the market.  An imbalance in supply and demand in the market may result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency in the market.  No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.  Fixed-income markets have recently experienced a period of relatively high volatility due to rising U.S. treasury yields which, in part, reflect the market’s expectations for higher U.S. economic growth and inflation. As a result of the Federal Reserve’s recent decision to raise the target fed funds rate following a similar move last year and the possibility that it may continue with such rate increases and/or unwind its quantitative easing program, among other factors, markets could experience continuing high volatility, which could negatively impact the Fund’s performance.

Credit Risk.  Investments in debt obligations are subject to the risk of non-payment of scheduled principal and interest.  Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of a debt obligation also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of loans or other income instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes.  Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security.  In the event of bankruptcy of the issuer of loans or other income instruments, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel.  This may increase the Fund’s operating expenses and adversely affect net asset value. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than Senior Loans of the same borrower.

Additional Risks of Loans.  The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market.  Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price.  It may take longer than seven days for transactions in loans to settle.  The Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a loan.  In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Risk of Lower Rated Investments.  Investments rated below investment grade and comparable unrated investments (“junk”) have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Borrowing Risk.  Borrowing cash to increase investments (sometimes referred to as “leverage”) may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the value of the security purchased with the borrowings.  Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements.  There can be no assurance that the use of borrowings will be successful.  In connection with its borrowings, the Fund will be required to maintain specified asset coverage with respect to such borrowings by both the Investment Company Act of 1940 and the terms of its credit facility with the lender.  The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors cause the required asset coverage to be less than the prescribed amount.  Borrowings involve additional expense to the Fund.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates.  The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations are more sensitive to changes in interest rates than shorter duration securities. The impact of interest rate changes on the value of floating rate investments is typically reduced by periodic interest rate resets.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Foreign Investment Risk.  Because the Fund can invest a portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad, including the imposition of economic and other sanctions by the United States or another country.  Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile.  Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Risk of U.S. Government-Sponsored Agencies.  Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage, which represents a non-cash exposure to the underlying asset, index, rate or instrument.  Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund.   A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.  Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives.

Risks Associated with Active Management.  The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions.

General Fund Investing Risks.  The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

The Fund is the successor to the operations of Eaton Vance Prime Rate Reserves (the “Predecessor Fund”), which also invested in the Portfolio.  The performance of each Class of shares prior to the commencement of operations on March 17, 2008 is that of the Predecessor Fund, adjusted to eliminate the early withdrawal charge applicable to the Predecessor Fund and to reflect any applicable sales charge or contingent deferred sales charge but is not otherwise adjusted to reflect differences in the expenses between the Predecessor Fund and each Class.  If such an adjustment were made, the Class performance would be different.

For the ten years ended December 31, 2016, the highest quarterly total return for Class A was 25.52% for the quarter ended June 30, 2009, and the lowest quarterly return was -30.53% for the quarter ended December 31, 2008.  For the 30 days ended October 31, 2016, the SEC yield for Advisers Class shares was 4.60%, for Class A shares was 4.51%, for Class B shares was 4.44%, for Class C shares was 4.10% and for Class I shares was 4.78%.  For current yield information, call 1-800-262-1122.

Average Annual Total Return as of December 31, 2016	One Year	Five Years	Ten Years
Advisers Class Return Before Taxes	12.67%	5.38%	4.74%
Class A Return Before Taxes	10.16%	4.91%	4.51%
Class A Return After Taxes on Distributions	7.82%	2.86%	2.49%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	5.68%	2.85%	2.62%
Class B Return Before Taxes	9.28%	5.00%	4.44%
Class C Return Before Taxes	11.13%	4.84%	4.29%
Class I Return Before Taxes	12.94%	5.62%	4.97%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	10.16%	5.11%	4.63%

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  The performance shown above for each Class for the period prior to March 17, 2008 is that of the Predecessor Fund adjusted to eliminate the early withdrawal charge applicable to the Predecessor Fund and to reflect any applicable sales charge of the Class, but not adjusted for any other differences in expenses.   If adjusted for such differences, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Managers

Scott H. Page, Vice President of BMR, has managed the Portfolio since August 1996.

Craig P. Russ, Vice President of BMR, has managed the Portfolio since November 2007.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 16 of this Prospectus.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Floating-Rate Fund

Investment Objective

The Fund’s investment objective is to provide a high level of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $100,000 in Eaton Vance funds.  Certain financial intermediaries also may offer variations in Fund sales charges to their customers, which when available will be described in an appendix to the Prospectus.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 29 of this Prospectus and page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Advisers Class	Class A	Class B	Class C	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	2.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Advisers Class	Class A	Class B	Class C	Class I	Class R6
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None
Other Expenses	0.17%	0.17%	0.17%	0.17%	0.17%	0.12%
Total Annual Fund Operating Expenses	1.07%	1.07%	1.82%	1.82%	0.82%	0.77%

(1)

Expenses in the table above and the Example below reflect the expenses of the Fund and the Eaton Vance Floating Rate Portfolio (the “Portfolio”), the Fund’s master Portfolio.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Advisers Class shares	$109	$340	$590	$1,306	$109	$340	$590	$1,306
Class A shares	$332	$558	$802	$1,501	$332	$558	$802	$1,501
Class B shares	$685	$973	$1,185	$1,940	$185	$573	$985	$1,940
Class C shares	$285	$573	$985	$2,137	$185	$573	$985	$2,137
Class I shares	$84	$262	$455	$1,014	$84	$262	$455	$1,014
Class R6 shares	$79	$246	$428	$954	$79	$246	$428	$954

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its total assets in income producing floating rate loans and other floating rate debt securities.  The Fund invests primarily in senior floating rate loans of domestic and foreign borrowers (“Senior Loans”).  Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics (sometimes referred to as “junk”).

The Fund may invest up to 25% of its total assets in foreign Senior Loans.  Foreign Senior Loans must be denominated in U.S. dollars, euros, British pounds, Swiss francs, Canadian dollars, or Australian dollars.  The Fund may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”), other floating rate debt securities, fixed-income debt obligations and money market instruments. Other floating rate debt securities, fixed-income debt securities and money market instruments may include: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one if its agencies or instrumentalities; and commercial paper.  Money market instruments with a remaining maturity of less than 60 days are deemed floating rate debt securities.  The Fund may engage in derivative transactions (such as futures contracts and options thereon, foreign currency exchange contracts and other currency hedging strategies, and interest rate swaps) to seek to hedge against fluctuations in currency exchange rates and interest rates.  There is no stated limit on the Fund’s use of derivatives.

The investment adviser seeks to maintain broad borrower and industry diversification among the Fund’s Senior Loans. When selecting Senior Loans, the investment adviser seeks to implement a systematic risk-weighted approach that utilizes fundamental analysis of risk/return characteristics. Senior Loans may be sold, if in the opinion of the investment adviser, the risk-return profile deteriorates or to pursue more attractive investment opportunities. In managing the Fund, the investment adviser seeks to invest in a portfolio of Senior Loans that it believes will be less volatile over time than the general loan market. Preservation of capital is considered when consistent with the Fund’s investment objective.

The Fund currently invests its assets in the Portfolio, a separate registered investment company with the same investment objective and policies as the Fund.

Principal Risks

Market Risk.  Economic and other events (whether real, expected or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted.  Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand.  At other times, the demand for such instruments may exceed the supply in the market.  An imbalance in supply and demand in the market may result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency in the market.  No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.  Fixed-income markets have recently experienced a period of relatively high volatility due to rising U.S. treasury yields which, in part, reflect the market’s expectations for higher U.S. economic growth and inflation. As a result of the Federal Reserve’s recent decision to raise the target fed funds rate following a similar move last year and the possibility that it may continue with such rate increases and/or unwind its quantitative easing program, among other factors, markets could experience continuing high volatility, which could negatively impact the Fund’s performance.

Credit Risk.  Investments in debt obligations are subject to the risk of non-payment of scheduled principal and interest.  Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of a debt obligation also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of loans or other income instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes.  Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security.  In the event of bankruptcy of the issuer of loans or other income instruments, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel.  This may increase the Fund’s operating expenses and adversely affect net asset value. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than Senior Loans of the same borrower.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Additional Risks of Loans.  The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market.  Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price.  It may take longer than seven days for transactions in loans to settle.  The Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a loan.  In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law.

Risk of Lower Rated Investments.  Investments rated below investment grade and comparable unrated investments (“junk”) have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates.  The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations are more sensitive to changes in interest rates than shorter duration securities. The impact of interest rate changes on the value of floating rate investments is typically reduced by periodic interest rate resets.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Foreign Investment Risk.  Because the Fund can invest a portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad, including the imposition of economic and other sanctions by the United States or another country.  Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile.  Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Risk of U.S. Government-Sponsored Agencies.  Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage, which represents a non-cash exposure to the underlying asset, index, rate or instrument.  Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund.   A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.  Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives.

Risks Associated with Active Management.  The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions.

General Fund Investing Risks.  The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2016, the highest quarterly total return for Class A was 18.77% for the quarter ended June 30, 2009, and the lowest quarterly return was -24.28% for the quarter ended December 31, 2008.  For the 30 days ended October 31, 2016, the SEC yield for Advisers Class shares was 3.65%, for Class A shares was 3.57%, for Class B shares was 2.91%, for Class C shares was 2.90% and for Class I shares was 3.90%.  For current yield information, call 1-800-262-1122.

Average Annual Total Return as of December 31, 2016	One Year	Five Years	Ten Years
Advisers Class Return Before Taxes	10.92%	4.29%	3.60%
Class A Return Before Taxes	8.44%	3.82%	3.36%
Class A Return After Taxes on Distributions	6.60%	2.20%	1.68%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	4.76%	2.22%	1.89%
Class B Return Before Taxes	4.98%	3.14%	2.81%
Class C Return Before Taxes	9.11%	3.51%	2.82%
Class I Return Before Taxes	11.07%	4.52%	3.85%
Class R6 Return Before Taxes	11.18%	4.54%	3.86%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	10.16%	5.11%	4.63%

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  The Class R6 performance shown above for the period prior to December 1, 2016 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for such differences, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Managers

Scott H. Page, Vice President of BMR, has managed the Portfolio since February 2001.

Craig P. Russ, Vice President of BMR, has managed the Portfolio since November 2007.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 16 of this Prospectus.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Floating-Rate & High Income Fund

Investment Objective

The Fund’s investment objective is to provide a high level of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $100,000 in Eaton Vance funds.  Certain financial intermediaries also may offer variations in Fund sales charges to their customers, which when available will be described in an appendix to the Prospectus.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 29 of this Prospectus and page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Advisers Class	Class A	Class B	Class C	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	2.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment) (1)	Advisers Class	Class A	Class B	Class C	Class I	Class R6
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None
Other Expenses	0.10%	0.11%	0.11%	0.11%	0.11%	0.05%
Acquired Fund Fees and Expenses	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%
Total Annual Fund Operating Expenses	1.06%	1.07%	1.82%	1.82%	0.82%	0.76%

(1)

Reflects the Fund’s allocable share of the advisory fee and other expenses of the Portfolios in which it invests.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Advisers Class shares	$108	$337	$585	$1,294	$108	$337	$585	$1,294
Class A shares	$332	$558	$802	$1,501	$332	$558	$802	$1,501
Class B shares	$685	$973	$1,185	$1,940	$185	$573	$985	$1,940
Class C shares	$285	$573	$985	$2,137	$185	$573	$985	$2,137
Class I shares	$84	$262	$455	$1,014	$84	$262	$455	$1,014
Class R6 shares	$78	$243	$422	$942	$78	$243	$422	$942

Portfolio Turnover

The Fund and the Portfolios in which it invests (see below) pay transaction costs, such as commissions, when they buy and sell securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its total assets in a combination of income producing floating rate loans and other floating rate debt securities and high yield corporate bonds.  The Fund may not invest more than 20% of its total assets in unsecured high yield corporate bonds.  The Fund invests primarily in senior floating rate loans of domestic and foreign borrowers (“Senior Loans”) and secondarily in high yield, high risk corporate bonds (commonly referred to as “junk”).  High yield corporate bonds are, and Senior Loans typically are, of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics.

The Fund may invest up to 25% of its total assets in foreign Senior Loans, which must be denominated in U.S. dollars, euros, British pounds, Swiss francs, Canadian dollars, or Australian dollars, and foreign and emerging market securities, which are predominately U.S. dollar denominated.  The Fund may also purchase: other floating rate debt securities; fixed-income debt securities; preferred securities and other hybrid securities (which generally possess characteristics common to both equity and debt securities, many of which have fixed maturities); convertible securities; secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”); and money market instruments.  Other floating rate debt securities, fixed-income debt securities and money market instruments may include: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and commercial paper.

The Fund may engage in derivative transactions (such as futures contracts and options thereon, interest rate and credit default swaps, credit linked notes, foreign currency exchange contracts and other currency hedging strategies) to seek return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.  The Fund may enter into interest rate swaps for risk management purposes only.  There is no stated limit on the Fund’s use of derivatives.

Preservation of capital is considered when consistent with the Fund’s investment objective.  The Fund currently seeks its investment objective by investing at least 65% of total assets in Eaton Vance Floating Rate Portfolio and not more than 20% of total assets in High Income Opportunities Portfolio, separate registered investment companies managed by Eaton Vance Management or its affiliate.

To determine the allocation of the Fund’s assets between the two Portfolios, the portfolio managers of the Portfolios meet periodically and agree upon an appropriate allocation that is consistent with the Fund’s investment objective and policies and takes into consideration market and other factors.  The Fund’s Board of Trustees intends to submit any material change to the Fund’s investment objective to its shareholders for approval.

The Fund also is authorized to invest in high yield corporate bonds through Boston Income Portfolio and Short Duration High Income Portfolio, separate investment companies managed by Eaton Vance Management or its affiliate with principal investment strategies and risks similar to those of High Income Opportunities Portfolio.

The Fund is not appropriate for investors who cannot assume the greater risk of capital depreciation or loss inherent in seeking higher yields.

Principal Risks

Market Risk.  Economic and other events (whether real, expected or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted.  Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand.  At other times, the demand for such instruments may exceed the supply in the market.  An imbalance in supply and demand in the market may result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency in the market.  No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.  Fixed-income markets have recently experienced a period of relatively high volatility due to rising U.S. treasury yields which, in part, reflect the market’s expectations for higher U.S. economic growth and inflation. As a result of the Federal Reserve’s recent decision to raise the target fed funds rate following a similar move last year and the possibility that it may continue with such rate increases and/or unwind its quantitative easing program, among other factors, markets could experience continuing high volatility, which could negatively impact the Fund’s performance.

Credit Risk.  Investments in debt obligations are subject to the risk of non-payment of scheduled principal and interest.  Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of a debt obligation also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of loans or other income instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes.  Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security.  In the event of bankruptcy of the issuer of loans or other income instruments, the Fund could experience delays or limitations with respect to its ability to realize the

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel.  This may increase the Fund’s operating expenses and adversely affect net asset value. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than Senior Loans of the same borrower.

Additional Risks of Loans.  The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market.  Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price.  It may take longer than seven days for transactions in loans to settle.  The Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a loan.  In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law.

Risk of Lower Rated Investments.  Investments rated below investment grade and comparable unrated investments (“junk”) have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates.  The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations are more sensitive to changes in interest rates than shorter duration securities. The impact of interest rate changes on the value of floating rate investments is typically reduced by periodic interest rate resets.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Foreign and Emerging Market Investment Risk. Because the Fund can invest a portion of its assets in foreign instruments, the value of shares may be adversely affected by changes in currency exchange rates and political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country.  Investment markets in emerging market countries are typically smaller, less liquid and more volatile than developed markets, and emerging market securities often involve higher risk than developed market securities.  Trading in foreign markets often involves higher expense than trading in the United States. The value of investments denominated in foreign currencies can be adversely affected by changes in foreign currency exchange rates.

Risks of Convertible Securities, Preferred Stocks and Other Hybrid Securities.  Convertible securities, preferred stocks and other hybrid securities generally possess characteristics common to both equity and debt securities.  In addition to risks associated with income securities, convertible securities, preferred stocks and other hybrid securities may be subject to issuer-specific and market risks generally applicable to equity securities.  Also, convertible securities may be impacted by factors affecting the securities into which they convert.

Risk of U.S. Government-Sponsored Agencies.  Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage, which represents a non-cash exposure to the underlying asset, index, rate or instrument.  Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund.   A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.  Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Risks Associated with Active Management.  The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions.

General Fund Investing Risks.  The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2016, the highest quarterly total return for Class A was 19.51% for the quarter ended June 30, 2009, and the lowest quarterly return was -24.74% for the quarter ended December 31, 2008.  For the 30 days ended October 31, 2016, the SEC yield for Advisers Class shares was 3.70%, for Class A shares was 3.62%, for Class B shares was 3.00%, for Class C shares was 2.96%, for Class I shares was 3.95% and for Class R6 shares was 4.02%.  For current yield information, call 1-800-262-1122.

Average Annual Total Return as of December 31, 2016	One Year	Five Years	Ten Years
Advisers Class Return Before Taxes	11.29%	4.76%	4.00%
Class A Return Before Taxes	8.87%	4.30%	3.77%
Class A Return After Taxes on Distributions	6.88%	2.54%	1.91%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	4.96%	2.52%	2.12%
Class B Return Before Taxes	5.34%	3.63%	3.22%
Class C Return Before Taxes	9.47%	3.98%	3.24%
Class I Return Before Taxes	11.56%	5.02%	4.27%
Class R6 Return Before Taxes	11.56%	5.01%	4.26%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	10.16%	5.11%	4.63%

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  The Class R6 performance shown above for the period prior to June 27, 2016 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Managers

Scott H. Page, Vice President of BMR, has managed Floating Rate Portfolio since September 2000.

Craig P. Russ, Vice President of BMR, has managed Floating Rate Portfolio since November 2007.

Michael W. Weilheimer, Vice President of BMR, has managed High Income Opportunities Portfolio since January 1996, Boston Income Portfolio since May 2001 and Short Duration High Income Portfolio since February 2012.

Kelley Baccei, Vice President of BMR, has managed High Income Opportunities Portfolio since November 2014.

Stephen Concannon, Vice President of BMR, has managed Boston Income Portfolio and High Income Opportunities Portfolio since November 2014.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 16 of this Prospectus.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from a Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122.  The minimum initial purchase or exchange into a Fund is $1,000 for Advisers Class, Class A, Class B and Class C, $250,000 for Class I and $1,000,000 for Class R6 (waived in certain circumstances).  There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, each Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Investment Objectives & Principal Policies and Risks

A statement of the investment objective and principal investment policies and risks of each Fund is set forth above in its Fund Summary. As noted in each Fund Summary, each Fund seeks to achieve its investment objective by investing in the Portfolio or Portfolios named therein.  Set forth below is additional information about such policies and risks as well as other types of investments and practices that each Fund, unless otherwise noted, may engage in from time to time or, in the case of the Portfolios, in “Further Information about the Portfolios,” to the extent that such investments and practices are permitted as described in this prospectus and/or the Statement of Additional Information. References to the “Fund” below are to each Fund and each Portfolio, as applicable.

Senior Loans.  Senior Loans hold a senior position in the capital structure of a business entity (referred to as the “borrower” or “issuer”), are typically secured with specific collateral and have a claim on the assets of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower.  Senior Loans typically have rates of interest that are re-determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium.  Senior Loans held by the Fund typically have a dollar weighted average period until the next interest rate adjustment of approximately 90 days or less.  There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.  The specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Loan’s value.  Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower, or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower.  Any such actions by a court could negatively affect the Fund’s performance.

Although the overall size and number of participants in the market for Senior Loans has grown over the past decade, Senior Loans continue to trade in an unregulated inter-dealer or inter-bank secondary market.  Purchases and sales of Senior Loans are generally subject to contractual restrictions that must be satisfied before a Senior Loan can be bought or sold.  These restrictions may impede the Fund’s ability to buy or sell Senior Loans, may negatively impact the transaction price and/or may result in delayed settlement of Senior Loan transactions.  In light of the foregoing, the Fund may hold cash, sell investments or temporarily borrow to meet its cash needs, including satisfying redemption requests.

The amount of public information available with respect to Senior Loans may be less extensive than that available for registered or exchange-listed securities. With limited exceptions, the investment adviser will take steps intended to ensure that it does not receive material nonpublic information about the issuers of Senior Loans that also issue publicly traded securities. Therefore, the investment adviser may have less information than other investors about certain of the Senior Loans in which it seeks to invest.  In evaluating the creditworthiness of borrowers, the investment adviser will consider and may rely on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Most Senior Loans held by the Fund have been assigned ratings below investment grade by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the investment adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations.

Junior Loans.  Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same borrower.

Delayed Settlement. Although the overall size and number of participants in the market for Senior Loans has grown over the past decade, Senior Loans continue to trade in an unregulated inter-dealer or inter-bank secondary market.  Purchases and sales of Senior Loans are generally subject to contractual restrictions that must be satisfied before a Senior Loan can be bought or sold.  These restrictions may (i) impede the Fund’s ability to buy or sell Senior Loans, (ii) negatively impact the transaction price, (iii) impact the counterparty credit risk borne by the Fund, (iv) impede the Fund’s ability to timely vote or otherwise act with respect to Senior Loans and (v) expose the Fund to adverse tax or regulatory consequences.  It may take longer than seven days for transactions in loans to settle, which may impact a Fund’s process for meeting redemptions. This is partly due to the nature of Senior Loans and the contractual restrictions noted above, which require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent.  The Fund may hold cash, sell securities or temporarily borrow from banks or other lenders to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders.  See “Borrowing.” below.

Borrowing.  The Fund is permitted to borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and to settle transactions).  Any borrowings by the Fund are subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).  Borrowings are also subject to the terms of any credit agreement between the Fund and lender(s).  The Fund will be required to maintain a specified level of asset coverage with respect to all borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it may not be advantageous to do so.  The rights of the lender to receive payments of interest and repayments of

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

principal of any borrowings made by the Fund under a credit facility are senior to the rights of holders of shares with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Fund borrowings may be equal to as much as 33 1/3% of the value of the Fund’s total assets (including such borrowings) less the Fund’s liabilities (other than borrowings).  The Fund will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. Each Portfolio in which the Fund is permitted to invest may borrow for temporary purposes and Senior Debt Portfolio also may borrow to acquire additional investments. See “Further Information about the Portfolios” for additional information about Portfolio borrowing.

Credit Quality.  Rating agencies are private services that provide ratings of the credit quality of certain loans and other income instruments.  In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  Credit ratings issued by rating agencies are based on a number of factors including, but not limited to, the issuer’s financial condition and the rating agency’s credit analysis, if applicable, at the time of rating.  The ratings assigned are not absolute standards of credit quality and do not evaluate market risks or necessarily reflect the issuer’s current financial condition. An issuer’s current financial condition may be better or worse than the current rating indicates. A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security credit rating (for example, BBB- and Baa3 are within the investment grade rating) for purposes of the Fund’s investment limitations.

Foreign Investments.  Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers.  Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.

Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities.  The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities.

The foregoing risks of foreign investing can be more significant in emerging markets. Emerging markets may offer higher potential for gains and losses than investments in the developed markets of the world. Political and economic structures in emerging market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Fund’s investments in these countries and also the ability of the Fund to access markets in such countries. Governmental actions can have a significant effect on the economic conditions in emerging market countries, which also may adversely affect the value and liquidity of the Fund’s investments. The laws of emerging market countries relating to the limited liability of corporate shareholders, fiduciary duties of officers and directors, and bankruptcy of state enterprises are generally less developed than or different from such laws in the United States. It may be more difficult to obtain a judgment in the courts of these countries than it is in the United States. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund is heavily invested, the Fund’s ability to redeem Fund shares could become impaired. In such circumstances, the Fund may have to sell more liquid securities than it would otherwise choose to sell.  Emerging market securities are also subject to speculative trading, which contributes to their volatility.  Floating-Rate & High Income Fund may invest in emerging markets.

Foreign Currencies.  The value of foreign assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, application of foreign tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading.  Foreign currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention, or the failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.  Costs are incurred in connection with conversions between currencies.  The Fund may engage in spot transactions and forward foreign currency exchange contracts, purchase and sell options on currencies and purchase and sell currency futures contracts and related options thereon (collectively, “Currency Instruments”) to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.  Use of Currency Instruments may involve substantial currency risk and may also involve counterparty, leverage or liquidity risk.

Income Instruments.  Income instruments include all types of fixed and floating-rate bonds and notes, such as convertible securities and other hybrid securities (other than preferred stock); corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including “indexed” securities; loans; loan participations and assignments; delayed funding loans and revolving credit facilities; and bank certificates of deposit, fixed time deposits, bank deposits (or investments structured to provide the same type of exposure) and bankers’ acceptances of foreign and domestic banks and other debt instruments. Income instruments are issued by: foreign governments or their subdivisions, agencies and government-sponsored enterprises; international agencies or supranational entities; the U.S. Government, its agencies or government-sponsored enterprises (or guaranteed thereby); central or quasi-sovereign banks and

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

U.S. and foreign corporations.  Income instruments include deep discount bonds, such as zero coupon bonds, deferred interest bonds, bonds or securities on which the interest is payable in-kind (“PIK securities”), which are debt obligations that are issued at a significant discount from face value, and securities purchased on a forward commitment or when-issued basis. While zero coupon bonds do not make periodic payments of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK securities provide that the issuer thereof may, at its option, pay interest in cash or in the form of additional securities.

Derivatives.  The Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest or any related security, instrument, index or economic indicator (“reference instruments”). The Fund may engage in derivative transactions to seek return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies.  Derivatives are financial instruments the value of which is derived from an underlying reference instrument. Derivatives transactions can involve substantial risk.  Derivatives typically allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The Fund incurs costs in connection with opening and closing derivatives positions.  The Fund may engage in the derivative transactions set forth below, as well as in other derivative transactions with substantially similar characteristics and risks.

Certain derivative transactions may give rise to a form of leverage.  The Fund is required to segregate or “earmark” liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leverage transactions may substantially exceed the initial investment.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years.  In particular, the Dodd-Frank Act and related regulations require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on counterparties, and impose other regulatory requirements that will continue to change derivative markets as regulations are implemented.  Additional regulation of the derivatives markets may make the use of derivatives more costly, may limit the availability or reduce the liquidity of derivatives, and may impose limits or restrictions on the counterparties with which the Fund engages in derivative transactions. The effects of future regulation cannot be predicted and may impair the effectiveness of the Fund’s derivative transactions and its ability to achieve its investment objective(s).

The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund's exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged.  A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.  Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment.

Forward Foreign Currency Exchange Contracts.  Certain forward foreign currency exchange contracts may be individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Forward contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forwards. As a result, available information may not be complete.

Options on Securities, Indices and Currencies.  The Fund may engage in transactions in exchange-traded and over-the-counter (“OTC”) options.  There are several risks associated with transactions in options, such as imperfect correlation, counterparty risk and an insufficient liquid secondary market for particular options.  By buying a put option, the Fund acquires a right to sell the underlying instrument at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the instrument until the put option expires. The Fund will pay a premium to the seller of the option for the right to receive payments of cash to the extent that the value of the applicable instrument declines below the exercise price as of the option valuation date.  If the price of the instrument is above the exercise price of the option as of the option valuation date, the option expires worthless and the Fund will not be able to recover the option premium paid to the seller.  The Fund may purchase uncovered put options.  The Fund also has authority to write (i.e., sell) put options. The Fund will receive a premium for writing a put option, which increases the Fund's return. In writing a put option, the Fund has the obligation to buy the underlying instrument at an agreed upon price if the price of such instrument decreases below the exercise price.  If the value of the instrument on the option expiration date is above the exercise price, the option will generally expire worthless and the Fund, as option seller, will have no obligation to the option holder.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying instrument at the exercise price at any time during the option period.  The Fund also is authorized to write (i.e., sell) call options on instruments in which it may invest and to enter into closing purchase transactions with respect to such options.  A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified instruments owned by the Fund at a specified future date and price set at the time of the contract. The Fund's ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Fund enters into a closing purchase transaction. Uncovered call options have speculative characteristics and are riskier than covered call options because there is no underlying instrument held by the Fund that can act as a partial hedge.  As the writer of a covered call option or an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or the index covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline.

OTC options involve risk that the issuer or counterparty will fail to perform its contractual obligations. Participants in these markets are typically not subject to the same credit evaluation and regulatory oversight as are members of “exchange-based” markets. By engaging in option transactions in these markets, the Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default.

Futures Contracts.  The Fund may engage in transactions in futures contracts and options on futures contracts. Futures are standardized, exchange-traded contracts.  Futures contracts on securities obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of the financial instrument called for in the contract at a specified future date at a specified price.  An index futures contract obligates the purchaser to take, and a seller to deliver an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.  It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions, and physical delivery of financial instruments or delivery of cash, as applicable, is thereby avoided.  The Fund also is authorized to purchase or sell call and put options on futures contracts.  The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

Interest Rate Swaps.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments.  Interest rate swaps involve counterparty risk and the risk of imperfect correlation.

Credit Default Swaps.  Credit default swap agreements (“CDS”) enable the Fund to buy or sell credit protection on an individual issuer or basket of issuers (i.e., the reference instrument).  The Fund may enter into CDS to gain or short exposure to a reference instrument. Long CDS positions are utilized to gain exposure to a reference instrument (similar to buying the instrument) and are akin to selling insurance on the instrument. Short CDS positions are utilized to short exposure to a reference instrument (similar to shorting the instrument) and are akin to buying insurance on the instrument. In response to market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit the Fund’s ability to use CDS and/or the benefits of CDS. CDS involve risks, including the risk that the counterparty may be unable to fulfill the transaction or that the Fund may be required to purchase securities or other instruments to meet delivery obligations.  The Fund may have difficulty, be unable or may incur additional costs to acquire such securities or instruments.

Credit Linked Notes, Credit Options and Similar Investments.  Floating-Rate & High Income Fund may engage in credit linked notes, credit options and similar investments.  Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve risks, including counterparty risk.

Total Return Swaps.  In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.  These transactions involve risks, including counterparty risk.

Forward Rate Agreements.  Floating-Rate & High Income Fund may engage in forward rate agreements.  Under forward rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates.  These transactions involve risks, including counterparty risk.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Convertible Securities.  A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.   A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred securities until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities. The value of a convertible security tends to be influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other issuer and market factors also may have an effect on the convertible security’s value. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Preferred Stock.  Preferred stock is a class of equity security that pays a specified dividend that typically must be paid before any dividends can be paid to common stockholders and takes precedence over common stock in the event of the issuer’s liquidation.  Although preferred stocks represent an ownership interest in an issuer, preferred stocks generally do not have voting rights or have limited voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate.  Additionally, preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.  Preferred stocks are subject to issuer-specific and market risks generally applicable to equity securities and credit and interest rate risks generally applicable to fixed-income securities.

Hybrid Securities.  Hybrid securities generally possess characteristics common to both equity and debt securities. Preferred stocks, convertible securities, and certain debt obligations are types of hybrid securities.  Hybrid securities generally have a preference over common stock in the event of the issuer’s liquidation and perpetual or near perpetual terms at time of issuance.  Hybrid securities generally do not have voting rights or have limited voting rights.  Because hybrid securities have both debt and equity characteristics, their values vary in response to many factors, including general market and economic conditions, issuer-specific events, changes in interest rates, credit spreads and the credit quality of the issuer, and, for convertible securities, factors affecting the securities into which they convert.

Short Sales.   Floating-Rate & High Income Fund may engage in covered short sales (on individual securities held or on an index or basket of securities whose constituents are held in whole or in part or for which liquid assets have been segregated). A short sale on an individual security typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the seller to the risk that it will be required to acquire securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss. When making a short sale, the Fund must segregate liquid assets with a broker or the custodian equal to (or otherwise cover) its obligations under the short sale.  The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale.

Illiquid Securities.  The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities.  Illiquid securities include those legally restricted as to resale (such as those issued in private placements), and may include commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder.  Certain Section 4(a)(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted.  Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

Equity Securities.  Equity securities include: common stocks; preferred stocks, including convertible and contingent convertible preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; depositary receipts, rights and warrants in underlying equity interests; and other securities that are treated as equity for U.S. federal income tax purposes.

Cash and Cash Equivalents.  The Fund may invest in cash or cash equivalents, including high quality short-term instruments or an affiliated investment company that invests in such instruments.

Forward Commitments.  Fixed-income securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In such a transaction, the Fund is securing what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

U.S. Government Securities.  U.S. Government securities include U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities (“agency obligations”). Agency obligations may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency or instrumentality. U.S. Government securities also include any other security or agreement collateralized or otherwise secured by U.S. Government securities.  As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.

Investing in the Portfolios.  Because the advisory fee paid by each Portfolio differs, a Fund that invests in more than one Portfolio has the potential for a conflict of interest with the investment adviser in that assets could be allocated to a Portfolio for the reason that it has a higher advisory fee. However, in making allocation determinations, the portfolio manager must make determinations on the basis of the best interests of the Fund and its shareholders and under no circumstances are assets allocated to a Portfolio solely because it pays a higher advisory fee.

Use of Master-Feeder Structure. Floating-Rate Advantage Fund and Floating-Rate Fund invest substantially all of their assets in an affiliated investment fund having substantially the same investment objective and policies and operate in a “master-feeder” structure. Use of this structure enables the Fund to pool its assets with other investors in a Portfolio.  Resulting efficiencies in management and administration can lower Fund costs and enhance shareholder returns. Floating-Rate & High Income Fund invests in multiple Portfolios in a “fund-of-funds” structure.

The ability of the Fund to meet its investment objective is directly related to the ability of the Portfolio to meet its objective.  Other investors in a Portfolio may have different expense structures and be offered and sold on different terms than the Fund.  As a result, the Fund’s performance may differ from that of other investors in a Portfolio, including other Eaton Vance-sponsored funds.  Contribution and withdrawal activities by other Portfolio investors may impact the management of the Portfolio and its ability to achieve its investment objective.  A large withdrawal by a Portfolio investor could have an adverse effect on other Portfolio investors.

As a Portfolio investor, the Fund may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider Portfolio matters and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw its Portfolio investment at any time without shareholder approval.

General.  The Fund's 80% Policy will not be changed unless shareholders are given at least 60 days’ advance written notice of the change. For the purpose of such policy, total assets is defined as net assets plus any borrowings for investment purposes. Unless otherwise stated, the Fund's investment objective and certain other policies may be changed without shareholder approval. Shareholders of Floating-Rate Advantage Fund will receive 60 days' advance written notice of any material change in the investment objective. For Floating-Rate Fund and Floating-Rate & High Income Fund, any proposed material changes in the investment objective will be submitted to shareholders for their approval. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective(s), principal investment strategies and other policies. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

The Fund’s annual operating expenses are expressed as a percentage of the Fund’s average daily net assets and may change as Fund assets increase and decrease over time.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse effect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.  With the increased use of technologies by Fund service providers, such as the Internet, to conduct business, the Fund is susceptible to operational, information security and related risks.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Management and Organization

Management.  Each Portfolio’s investment adviser is Boston Management and Research (“BMR”), an indirect subsidiary of Eaton Vance Corp. (“EVC”).  Eaton Vance Management (“Eaton Vance”) is a wholly-owned subsidiary of EVC.  Eaton Vance and BMR have offices at Two International Place, Boston, MA 02110.  Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931.  Eaton Vance and its affiliates currently manage over $360 billion on behalf of mutual funds, institutional clients and individuals. The investment adviser manages the investments of each Portfolio pursuant to an investment advisory agreement.  Each Fund is allocated its pro rata share of the advisory fee paid by the Portfolio(s) in which it invests.  For Floating-Rate & High Income Fund, the cost of investment services relating to allocation determinations between Portfolios is included in the advisory fee charged by each Portfolio, and there is no additional fee charged to the Fund for such services.  Information about advisory fees and portfolio managers is set forth below.  If a Portfolio invests in an affiliated money market fund or similar fund that charges a management fee, the portion of such fee allocable to that Portfolio will be credited against that Portfolio’s advisory fee.

Each Fund’s semiannual report covering the fiscal period ended April 30 provides information regarding the basis for the Trustees’ approval of the relevant Portfolio(s) investment advisory agreement(s).

Eaton Vance Floating Rate Portfolio.  Under its investment advisory agreement with Eaton Vance Floating Rate Portfolio, BMR is entitled to receive an advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate*
Up to $ 1 billion	0.5750%
$1 billion but less than $2 billion	0.5250%
$2 billion but less than $5 billion	0.5000%
$5 billion but less than $10 billion	0.4800%
$10 billion but less than $15 billion	0.4500%
$15 billion but less than $20 billion	0.4375%
$20 billion but less than $25 billion	0.4275%
$25 billion and over	0.4200%

*

Pursuant to a fee reduction agreement effective May 1, 2013.

For the fiscal year ended October 31, 2016, the effective annual rate of the advisory fee paid to BMR, based on average daily net assets of Floating Rate Portfolio was 0.50%.

Scott H. Page and Craig P. Russ, Vice Presidents of Eaton Vance and BMR, are co-portfolio managers of Eaton Vance Floating Rate Portfolio (since inception and November 7, 2007, respectively).  Mr. Page and Mr. Russ manage other Eaton Vance portfolios and have been Eaton Vance portfolio managers for more than five years.

Senior Debt Portfolio.  Under its investment advisory agreement with Senior Debt Portfolio, BMR receives a monthly advisory fee equal to the following of average daily gross assets of the Portfolio.  Gross assets of the Portfolio are calculated by deducting all liabilities of the Portfolio except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Portfolio.  The fee is applied on the basis of the following categories:

Average Daily Gross Assets for the Month	Annual Fee Rate*
Up to and including $1 billion	0.5000%
In excess of $1 billion up to and including $2 billion	0.4500%
In excess of $2 billion up to and including $7 billion	0.4000%
In excess of $7 billion up to and including $10 billion	0.3875%
In excess of $10 billion	0.3750%

*

Pursuant to a fee reduction agreement effective March 14, 2008.

For the fiscal year ended October 31, 2016, the effective annual rate of the advisory fee paid to BMR, based on average daily net assets of the Portfolio was 0.54%.

Scott H. Page and Craig P. Russ, Vice Presidents of Eaton Vance and BMR, are co-portfolio managers of Senior Debt Portfolio (since inception and November 7, 2007, respectively).  Mr. Page and Mr. Russ manage other Eaton Vance portfolios and have been Eaton Vance portfolio managers for more than five years.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities.  In return, each Fund is authorized to pay Eaton Vance a monthly administrative fee equal to 0.15% (0.10% for Floating-Rate Advantage Fund) annually of average daily net assets. For the fiscal year ended October 31, 2016, each Fund paid Eaton Vance administration fees of 0.15% (0.10% for Floating-Rate Advantage Fund) of average daily net assets.

Eaton Vance provides sub-transfer agency and related services to Eaton Vance mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement.  For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to the lesser of $2.5 million or its actual expenses incurred in performing such services.

Organization. Each Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. Each Fund offers multiple classes of shares.  Each Class represents a pro rata interest in a Fund but is subject to different expenses and rights.  The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Because the Funds use this combined Prospectus, a Fund could be held liable for a misstatement or omission made about another Fund.

Valuing Shares

Each Fund values its shares once each day only when the New York Stock Exchange (the “Exchange”) is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time).  The purchase price of Fund shares is their net asset value (plus any applicable sales charge), which is derived from the value of Fund holdings, including the Fund’s interest in any Portfolio. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the Exchange in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser(s) the daily valuation of such investments.  Pursuant to the procedures, independent pricing services are used to value most loans and other debt securities at their market value.  In determining market value, the pricing service for loans considers information obtained from broker-dealers and the pricing service for debt obligations considers various factors and market information relating to debt obligations.  Exchange-listed securities and other instruments (including derivatives) normally are valued at last sale or closing prices.  Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services.  Such values may be based on valuation models, information provided by market makers or estimates of market values obtained from yield or market data relating to investments or securities with similar characteristics.  In certain situations, the investment adviser(s) may use the fair value of a security or loan if a security or a loan is not priced by a pricing service, a pricing service’s price is deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before portfolio assets are valued which would materially affect net asset value.  A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.  Because foreign loans and securities trade on days when Fund shares are not priced, the value of securities held can change on days when Fund shares cannot be redeemed or purchased.  Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address).  Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that they are complete and contain all necessary information) by a Fund’s transfer agent.  A Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value.  If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you.

Each Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason.  The funds sponsored by the Eaton Vance organization (the “Eaton Vance funds”) generally do not accept investments from residents of the European Union or Switzerland.  The funds also do not accept investments from other non-U.S. residents, provided that a fund may accept investments from certain non-U.S. investors at the discretion of the principal underwriter.  The Funds do not issue share certificates.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

As used throughout this Prospectus, the term “employer sponsored retirement plan” includes the following: an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code (such as a 401(k) plan, money purchase pension, profit sharing and defined benefit plan); ERISA covered 403(b) plan; Taft-Hartley multi-employer plan; and non-qualified deferred compensation arrangements that operate in a similar manner to a qualified retirement plan (including 457 plans and executive deferred compensation arrangements). Individual Retirement Accounts are not employer sponsored retirement plans for purposes of this definition.

Advisers Class, Class A, Class B and Class C Shares

Your initial investment must be at least $1,000. Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions.  After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address).  Please include your name and account number and the name of the Fund and Class of shares with each investment.  You also may make additional investments by accessing your account via the Eaton Vance website at www.eatonvance.com.  Purchases made through the Internet from a pre-designated bank account will have a trade date that is the first business day after the purchase is requested (provided the request is submitted no later than the close of regular trading on the Exchange).  For more information about purchasing shares through the Internet, please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time).

You may purchase additional shares by automatically investing a designated amount from your bank account on a periodic basis provided such investments equal a minimum of $200 per year.  You must elect this privilege on your account application or by providing written instructions.  Please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time) for further information.  The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including employer sponsored retirement plans and proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information).

Class I Shares

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class I shares also are offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance.  Your initial investment must be at least $250,000.  Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account.  You may make automatic investments of $50 or more each month or each quarter from your bank account.  You can establish bank automated investing on the account application or by providing written instructions.  Please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time) for further information.

The minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information). The minimum initial investment also is waived for: (i) permitted exchanges; (ii) employer sponsored retirement plans; (iii) corporations, endowments and foundations with assets of at least $100 million; and (iv) accounts of clients of financial intermediaries who (a) charge an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform (in each case, as described above), provided the total value of such accounts invested in Class I shares of Eaton Vance funds is at least $250,000 (or is anticipated by the principal underwriter to reach $250,000).

Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire.  To make an initial investment by wire, you must complete an account application and telephone Eaton Vance Shareholder Services at 1-800-262-1122 to be assigned an account number.  You may request an account application by calling 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time).  Shareholder Services must be advised by telephone of each additional investment by wire.

Class R6 Shares

Class R6 shares are offered to employer sponsored retirement plans held in plan level or omnibus accounts; endowments; foundations; local, city, and state governmental institutions; corporations; charitable trusts; trust companies; bank trust departments; and insurance companies; clients of Eaton Vance Investment Counsel; and investment companies. In order to offer Class R6 shares to investors other than employer sponsored retirement plans, a financial intermediary must enter into a written agreement with the Fund’s principal underwriter to offer such shares.

There is no initial investment minimum for employer sponsored retirement plans and investment companies sponsored by the Eaton Vance organization. For all other eligible investors, the initial investment must be at least $1,000,000. Subsequent investments of any amount may be made at any time. Please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time) for further information.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Class R6 shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone Eaton Vance Shareholder Services at 1-800-262-1122 to be assigned an account number. You may request an account application by calling 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time). Shareholder Services must be advised by telephone of each additional investment by wire.

Restrictions on Excessive Trading and Market Timing.  The Funds are not intended for excessive trading or market timing.  Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall.  By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales (including exchanges, if permitted) of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management.  In particular, excessive purchases and sales of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests all or a portion of its assets in foreign securities may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of fund shares.  In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain Senior Loans or other obligations not priced by a pricing service) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”).   The investment adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”).  The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Boards of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, an Eaton Vance fund shareholder who, through one or more accounts, completes two round-trips within 90 days generally will be deemed to be market timing or trading excessively in fund shares.  “Two round-trips within 90 days” means either (1) a purchase of fund shares followed by a redemption of fund shares followed by a purchase followed by a redemption or (2) a redemption of fund shares followed by a purchase of fund shares followed by a redemption followed by a purchase, in either case with the final transaction in the sequence occurring within 90 days of the initial transaction in the sequence.  Purchases and redemptions subject to the limitation include those made by exchanging to or from another fund. Under the policies, each Fund or its sub-transfer agent or principal underwriter will reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund.  Each Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading.  Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason.  Decisions to reject or cancel purchase orders (including exchanges) in a Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders.  No Eaton Vance fund has any arrangement to permit market timing.

The following fund share transactions (to the extent permitted by a fund’s prospectus) generally are exempt from the market timing and excessive trading policy described above because they generally do not raise market timing or excessive trading concerns:

•

transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by a Fund (e.g., for failure to meet applicable account minimums);

•

transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;

•

transactions made by model-based discretionary advisory accounts; or

•

transactions made by an Eaton Vance fund that is structured as a “fund-of-funds,” provided the transactions are in response to fund inflows and outflows or are part of a reallocation of fund assets in accordance with its investment policies.

It may be difficult for a Fund or the principal underwriter to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries.  The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund.  Each Fund or its principal underwriter may rely on a financial intermediary’s policy to

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund.  Such policy may be more or less restrictive than a Fund’s policy.  Although each Fund or the principal underwriter reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Funds and the principal underwriter typically will not request or receive individual account data unless suspicious trading activity is identified.  Each Fund and the principal underwriter generally rely on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own or Fund policies.  Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices due to differences in class expenses.  A share class also may be subject to a sales charge.  In choosing the class of shares that suits your investment needs, you should consider:

•

how long you expect to own your shares;

•

how much you intend to invest; and

•

the total operating expenses associated with owning each class.

Each investor’s considerations are different.  You should speak with your financial intermediary to help you decide which class of shares is best for you.  Set forth below is a brief description of each class of shares offered by the Funds.

Advisers Class shares are offered at net asset value to clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services.  Such clients may include individuals, corporations, endowments, foundations and qualified plans (including employer sponsored retirement plans).  Advisers Class shares are also offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain fund service providers.  Advisers Class shares pay distribution and service fees equal to 0.25% annually of average daily net assets.

Class A shares are offered at net asset value plus a front-end sales charge of up to 2.25%.  This charge is deducted from the amount you invest.  The Class A sales charge is reduced for purchases of $100,000 or more.  The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below.  Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below.  Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets.

Class B shares are offered at net asset value with no front-end sales charge, but are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions.  If you sell your Class B shares within six years (four years in the case of Floating-Rate Advantage Fund) of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC.”  The amount of the CDSC applicable to a redemption of Class B shares decreases over six years (four years in the case of Floating-Rate Advantage Fund), as described in the CDSC schedule in “Contingent Deferred Sales Charge” under “Sales Charges” below.  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder).  See “CDSC Waivers” under “Sales Charges” below.  Class B shares pay distribution and service fees equal to 1.00% (0.60% for Floating-Rate Advantage Fund) annually of average daily net assets. Class B shares automatically convert to Class A shares eight years after purchase.

Class C shares are offered at net asset value with no front-end sales charge.  If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC.  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the CDSC for Class C may be waived (such as certain redemptions from employer sponsored retirement plans).  See “CDSC Waivers” under “Sales Charges” below.  Class C shares pay distribution and service fees equal to 1.00% (0.75% for Floating-Rate Advantage Fund) annually of average daily net assets.  Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate market value of all Eaton Vance fund shares held within the purchasing shareholder’s account(s)) is $1 million or more.  Investors considering cumulative purchases of $1 million or more should consider whether another Class of shares would be more appropriate and consult their financial intermediary.

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates, and certain persons affiliated with Eaton Vance. Class I shares do not pay distribution or service fees.

Class R6 shares are offered at net asset value to employer sponsored retirement plans and certain other investors as described under “Class R6 Shares” above. Class R6 shares are not subject to distribution fees, service fees or sub-accounting/recordkeeping or similar fees paid to financial intermediaries.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Payments to Financial Intermediaries. In addition to payments disclosed under “Sales Charges” below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs.  Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary.  Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds.  The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Eaton Vance funds and are compensated for such services by the funds, provided that no such compensation is paid with respect to Class R6 shares.  As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Sales Charges

Class A Front-End Sales Charge.  Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment.  The current sales charge schedule is:

Amount of Purchase	Sales Charge* as Percentage of Offering Price	Sales Charge* as Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.85%
$1,000,000 but less than $3,000,000	0.00**	0.00**	TIERED**
$3,000,000 but less than $5,000,000	0.00**	0.00**	TIERED**
$5,000,000 or more	0.00**	0.00**	TIERED**

*

Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**

No sales charge is payable at the time of purchase on investments of $1 million or more.  The principal underwriter will pay a commission to financial intermediaries on sales of $1 million or more as follows: 0.75% on amounts of $1 million or more but less than $3 million; plus 0.65% on amounts of $3 million but less than $5 million; plus 0.50% on amounts of $5 million or more.  A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

Reducing or Eliminating Class A Sales Charges.  Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention.  To receive a reduced sales charge, you must inform your financial intermediary or a Fund at the time you purchase shares that you qualify for such a reduction.  If you do not let your financial intermediary or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation.  Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $100,000 or more.  Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts.  In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including employer sponsored retirement plans and Individual Retirement Accounts) may be combined for purposes of the right of accumulation.  Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan may be combined for purposes of the right of accumulation for the plan and its participants.  You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention.  Under a statement of intention, purchases of $100,000 or more made over a 13-month period are eligible for reduced sales charges.  Shares eligible under the right of accumulation (other than those included in employer sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention.  Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires.  A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Class A shares are offered at net asset value (without a sales charge) to accounts of clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers.   Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and to certain fund service providers as described in the Statement of Additional Information.  Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested.  Shares held in commission-based broker-dealer accounts may not qualify for purchases of Class A shares at net asset value.  See “Shareholder Account Features” for details.

Contingent Deferred Sales Charge.  Class A, Class B and Class C shares are subject to a CDSC on certain redemptions.  The CDSC generally is paid to the principal underwriter. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase.  Class C shares are subject to a 1.00% CDSC if redeemed within one year of purchase. Class B shares are subject to the following CDSC schedule:

Floating-Rate Fund and Floating-Rate & High Income Fund		Floating-Rate Advantage Fund

CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption.  Shares acquired through the reinvestment of distributions are exempt from the CDSC.  Redemptions are made first from shares that are not subject to a CDSC.

Year of Redemption After Purchase	CDSC	Year of Redemption After Purchase	CDSC
First or Second	5%	First	3.0%
Third	4%	Second	2.5%
Fourth	3%	Third	2.0%
Fifth	2%	Fourth	1.0%
Sixth	1%	Fifth or following	0%
Seventh or following	0%

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”) and in connection with certain redemptions from employer sponsored retirement plans.  The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature.  After eight years, Class B shares automatically convert to Class A shares.  Class B shares acquired through the reinvestment of distributions convert in proportion to shares not so acquired.

Distribution and Service Fees. Advisers Class, Class A, Class B and Class C shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares and service fees for personal and/or shareholder account services (so-called “12b-1 fees”).  Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% (0.40% and 0.60% for Class B and Class C shares, respectively, of Floating-Rate Advantage Fund) of average daily net assets annually.  Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges.  The principal underwriter compensates financial intermediaries on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% (3% in the case of Floating-Rate Advantage Fund) and 1%, respectively, of the purchase price of the shares.  After the first year, financial intermediaries also receive 0.75% (0.60% for Floating-Rate Advantage Fund) of the value of Class C shares in annual distribution fees.  Class B and Class C shares also pay service fees to the principal underwriter equal to 0.25% (0.20% and 0.15% for Class B and Class C shares, respectively, of Floating-Rate Advantage Fund) of average daily net assets annually.  Advisers Class and Class A shares pay distribution and service fees equal to 0.25% of average daily net assets annually.  After the sale of shares, the principal underwriter receives the Advisers Class and Class A distribution and service fees and the Class B and Class C service fees for one year.  Thereafter financial intermediaries generally receive from the principal underwriter 0.25% (0.20% and 0.15% for Class B and Class C shares, respectively, of Floating-Rate Advantage Fund) annually of average daily net assets based on the value of shares sold by such financial intermediaries for shareholder servicing performed by such intermediaries. Although there is no present intention to do so, Class B and Class C shares of Floating-Rate Advantage Fund could pay service fees of up to 0.25% annually upon Trustee approval.  Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information.  Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail

Send your request to the transfer agent (see back cover for address). The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required.  Circumstances that may require a Medallion signature guarantee include, but are not limited to, requests to distribute redemption proceeds to a party other than the registered account owner(s); requests to mail redemption proceeds to an address other than the address of record; requests to distribute proceeds to a bank account not on file; or transaction requests from an account beneficiary when an account owner is deceased.  You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.).  Only Medallion signature guarantees issued in accordance with STAMP, Inc. will be accepted.  You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone

Certain shareholders can redeem by calling 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

By Internet

Certain shareholders can redeem by logging on to the Eaton Vance website at www.eatonvance.com. Proceeds of internet redemptions are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

For Additional Information	Please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time).
Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

The Funds' transfer agent or your financial intermediary must receive your redemption in proper form (meaning that it is complete and contains all necessary information) no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your redemption to be effected at that day’s net asset value.  Your redemption proceeds normally will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income and state tax required to be withheld.  Payments will be sent by regular mail.  However, if you have given complete written authorization in advance, you may request that the redemption proceeds be wired directly to your bank account.  The bank designated may be any bank in the United States.  The request may be made by calling 1-800-262-1122 or by sending a Medallion signature guaranteed letter of instruction to the transfer agent (see back cover for address).  Certain redemption requests including those involving shares held by certain corporations, trusts or certain other entities and shares that are subject to certain fiduciary arrangements may require additional documentation and may be redeemed only by mail.  You may be required to pay the costs of such transaction by a Fund or your bank.  No costs are currently charged by a Fund.  However, charges may apply for expedited mail delivery services.  Each Fund may suspend or terminate the expedited payment procedure upon at least 30 days’ notice.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier’s check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date.  If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days.  If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities.  If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Shareholder Account Features

Distributions.  You may have your Fund distributions paid in one of the following ways:

• Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.
• Partial Reinvest Option	Dividends are paid in cash* and capital gains are reinvested in additional shares.
• Cash Option	Distributions are paid in cash.*
• Exchange Option

Distributions are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus.  Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

*

If any distribution check remains uncashed for six months, Eaton Vance reserves the right to invest the amount represented by the check in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested.

Information about the Funds.  From time to time, you may receive the following:

•

Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

•

Periodic account statements, showing recent activity and total share balance.

•

Tax information needed to prepare your income tax returns.

•

Proxy materials, in the event a shareholder vote is required.

•

Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically.  For more information please go to www.eatonvance.com/edelivery.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics.  A description of these policies and procedures is provided below and additionally in the Statement of Additional Information.  Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Each Fund will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q.  Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov).  The most recent fiscal quarter-end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com).  Portfolio holdings information that is filed with the SEC is posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each month end is posted to the website approximately one month after such month end. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) at least quarterly on the Eaton Vance website approximately ten business days after the period and each Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

Withdrawal Plan.  You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan.  Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance.  Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege.  You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund.  For purposes of exchanges among Eaton Vance funds, Class A and Class I shares are deemed to be the same as Investor Class and Institutional Class shares, respectively, of other Eaton Vance funds. Exchanges are made at net asset value.  If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate.  For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares. Any class of shares of a fund may be exchanged for any other class of shares of that fund, provided that the shares being exchanged are no longer subject to a CDSC and the conditions for investing in the other class of shares described in the applicable prospectus are satisfied.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Before exchanging, you should read the prospectus of the new fund carefully.  Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus.  If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.eatonvance.com or call 1-800-262-1122.  Periodic automatic exchanges are also available.  The exchange privilege may be changed or discontinued at any time.  You will receive at least 60 days’ notice of any material change to the privilege.  This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason.  For additional information, see “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares.” Ordinarily exchanges between different funds are taxable transactions for federal tax purposes, while permitted exchanges of one class for shares of another class of the same fund are not. Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

Reinvestment Privilege.  If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund you redeemed from, provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase.  Reinvestment requests must be in writing.  At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege.  If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions.  You can redeem or exchange shares by telephone as described in this Prospectus.  In addition, certain transactions may be conducted through the Eaton Vance website.  The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information).  As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions.  You may decline the telephone redemption option on the account application.  Telephone instructions are recorded.

“Street Name” Accounts.  If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments.  Because the Fund does not maintain an account for you, you should contact your financial intermediary to make transactions in shares, make changes in your account, or obtain account information.  You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with a Fund and certain features may be subject to different requirements.  If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with a Fund, you should obtain historical information about your shares prior to the transfer.

Procedures for Opening New Accounts.  To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens a Fund account and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations.  When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number.  You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases.  Other information or documents may be required to open accounts for corporations and other entities.  Federal law prohibits a Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above.  If a person fails to provide the information requested, any application by that person to open a new account will be rejected.  Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities.  If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined.  If a Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.  Each Fund has also designated an anti-money laundering compliance officer.

Account Questions.  If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time), or write to the transfer agent (see back cover for address).

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Additional Tax Information

Each Fund expects to declare any distributions daily and ordinarily pays distributions monthly. Any net realized capital gains will be distributed annually. It may also be necessary, for the Fund to make a special income and/or capital gains distribution at the end of the calendar year.  Your account will be credited with distributions beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent.  Each Fund expects that its distributions will consist primarily of ordinary income.

Distributions of income and net short-term capital gains will be taxable as ordinary income.  Distributions of any long-term capital gains (net gains from investments held for more than one year) will be taxable as long-term capital gains.  Taxes on distributions of capital gains are determined by how long the Portfolio or the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund.  Each Fund’s distributions are taxable as described above whether they are paid in cash or reinvested in additional shares.

The net investment income of certain U.S. individuals, estates and trusts is subject to a 3.8% Medicare contribution tax.  For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly).  Net investment income includes, among other things, interest, dividends, and gross income and capital gains derived from passive activities and trading in securities or commodities.  Net investment income is reduced by deductions “properly allocable” to this income.

Investors who purchase shares at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but undistributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution.  Certain distributions paid in January may be taxable to shareholders as if received on December 31 of the prior year.  A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Each Portfolio is treated as a partnership for federal income tax purposes.  Each investor in a Portfolio, including a Fund, is allocated its proportionate share of Portfolio income, gains, losses, expenses and other tax items.

Investments in foreign securities or loans may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains), which may decrease the yield on such securities.  These taxes may be reduced or eliminated under the terms of an applicable tax treaty.  Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a Portfolio or a Fund.  In addition, investments in foreign securities or loans or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

A Fund may be required to withhold, for U.S. federal income tax purposes, 28% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Certain foreign entities may be subject to a 30% withholding tax on ordinary dividend income paid and, after December 31, 2018, on redemption proceeds and certain capital gain dividends paid under the Foreign Account Tax Compliance Act (“FATCA”). To avoid withholding, foreign financial institutions subject to FATCA must agree to disclose to the relevant revenue authorities certain information regarding their direct and indirect U.S. owners and other foreign entities must certify certain information regarding their direct and indirect U.S. owners to the Fund. For more detailed information regarding FATCA withholding and compliance, please refer to the Statement of Additional Information.

Shareholders should consult with their tax advisors concerning the applicability of federal, state, local and other taxes to an investment.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Financial Highlights

The financial highlights are intended to help you understand a Fund’s financial performance for the period(s) indicated.  Certain information in the tables reflects the financial results for a single Fund share.  The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions at net asset value).  This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm.  The reports of Deloitte & Touche LLP and each Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available upon request.

	Eaton Vance Floating-Rate Advantage Fund
	Year Ended October 31,
	2016					2015
	Advisers Class	Class A	Class B	Class C	Class I	Advisers Class	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$10.470	$10.480	$10.500	$10.460	$10.470	$10.940	$10.950	$10.970	$10.920	$10.940
Income (Loss) From Operations
Net investment income(1)	$0.527	$0.527	$0.496	$0.474	$0.551	$0.504	$0.504	$0.468	$0.449	$0.530
Net realized and unrealized gain (loss)	0.270	0.261	0.258	0.261	$0.271	(0.469)	(0.469)	(0.470)	(0.459)	(0.468)
Total income (loss) from operations	$0.797	$0.788	$0.754	$0.735	$0.822	$0.035	$0.035	$(0.002)	$(0.010)	$0.062
Less Distributions
From net investment income	$(0.527)	$(0.528)	$(0.494)	$(0.475)	$(0.552)	$(0.505)	$(0.505)	$(0.468)	$(0.450)	$(0.532)
Total distributions	$(0.527)	$(0.528)	$(0.494)	$(0.475)	$(0.552)	$(0.505)	$(0.505)	$(0.468)	$(0.450)	$(0.532)
Net asset value - End of year	$10.740	$10.740	$10.760	$10.720	$10.740	$10.470	$10.480	$10.500	$10.460	$10.470
Total Return(2)	7.93%	7.83%	7.47%	7.30%	8.19%	0.28%	0.37%	(0.06)%	(0.14)%	0.53%
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$127,613	$1,524,471	$7,174	$1,101,121	$2,409,972	$156,112	$1,684,665	$11,654	$1,133,487	$2,103,799
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees(4)	1.03%	1.03%	1.38%	1.53%	0.78%	1.02%	1.01%	1.36%	1.51%	0.77%
Interest and fee expense	0.44%	0.44%	0.44%	0.44%	0.44%	0.35%	0.35%	0.35%	0.35%	0.35%
Total expenses(4)	1.47%	1.47%	1.82%	1.97%	1.22%	1.37%	1.36%	1.71%	1.86%	1.12%
Net investment income	5.10%	5.10%	4.80%	4.60%	5.33%	4.66%	4.66%	4.31%	4.16%	4.89%
Portfolio Turnover of the Portfolio	38%	38%	38%	38%	38%	27%	27%	27%	27%	27%

(See footnotes on last page.)

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Financial Highlights (continued)

	Eaton Vance Floating-Rate Advantage Fund
	Year Ended October 31,
	2014					2013
	Advisers Class	Class A	Class B	Class C	Class I	Advisers Class	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$11.170	$11.180	$11.200	$11.160	$11.180	$11.060	$11.060	$11.090	$11.040	$11.060
Income (Loss) From Operations
Net investment income(1)	$0.485	$0.485	$0.447	$0.429	$0.513	$0.502	$0.505	$0.483	$0.451	$0.532
Net realized and unrealized gain (loss)	(0.222)	(0.222)	(0.222)	(0.232)	(0.232)	0.123	0.130	0.105	0.128	0.131
Total income from operations	$0.263	$0.263	$0.225	$0.197	$0.281	$0.625	$0.635	$0.588	$0.579	$0.663
Less Distributions
From net investment income	$(0.493)	$(0.493)	$(0.455)	$(0.437)	$(0.521)	$(0.515)	$(0.515)	$(0.478)	$(0.459)	$(0.543)
Total distributions	$(0.493)	$(0.493)	$(0.455)	$(0.437)	$(0.521)	$(0.515)	$(0.515)	$(0.478)	$(0.459)	$(0.543)
Net asset value - End of year	$10.940	$10.950	$10.970	$10.920	$10.940	$11.170	$11.180	$11.200	$11.160	$11.180
Total Return(2)	2.38%	2.28%	2.02%	1.77%	2.54%	5.76%	5.85%	5.40%	5.33%	6.11%
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$169,637	$2,101,269	$24,737	$1,293,026	$2,869,565	$212,780	$2,224,597	$40,296	$1,324,676	$3,193,359
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees(4)	1.00%	1.00%	1.35%	1.50%	0.75%	0.96%	0.97%	1.33%	1.47%	0.72%
Interest and fee expense	0.27%	0.27%	0.27%	0.27%	0.27%	0.22%	0.22%	0.22%	0.22%	0.22%
Total expenses(4)	1.27%	1.27%	1.62%	1.77%	1.02%	1.18%	1.19%	1.55%	1.69%	0.94%
Net investment income	4.36%	4.36%	4.01%	3.86%	4.61%	4.49%	4.52%	4.31%	4.05%	4.76%
Portfolio Turnover of the Portfolio	38%	38%	38%	38%	38%	29%	29%	29%	29%	29%

(See footnotes on last page.)

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Financial Highlights (continued)

	Eaton Vance Floating-Rate Advantage Fund
	Year Ended October 31,
	2012
	Advisers Class	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$10.660	$10.660	$10.680	$10.640	$10.660
Income (Loss) From Operations
Net investment income(1)	$0.572	$0.571	$0.532	$0.516	$0.605
Net realized and unrealized gain	0.396	0.397	0.410	0.399	0.391
Total income from operations	$0.968	$0.968	$0.942	$0.915	$0.996
Less Distributions
From net investment income	$(0.568)	$(0.568)	$(0.532)	$(0.515)	$(0.596)
Total distributions	$(0.568)	$(0.568)	$(0.532)	$(0.515)	$(0.596)
Net asset value - End of year	$11.060	$11.060	$11.090	$11.040	$11.060
Total Return(2)	9.31%	9.31%	9.03%	8.80%	9.59%
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$65,258	$959,179	$55,277	$748,843	$1,319,604
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees(4)	1.08%	1.08%	1.45%	1.58%	0.77%
Interest and fee expense	0.34%	0.34%	0.34%	0.34%	0.34%
Total expenses(4)	1.42%	1.42%	1.79%	1.92%	1.11%
Net investment income	5.27%	5.26%	4.90%	4.76%	5.54%
Portfolio Turnover of the Portfolio	37%	37%	37%	37%	37%

(See footnotes on last page.)

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Financial Highlights (continued)

	Eaton Vance Floating-Rate Fund
	Year Ended October 31,
	2016					2015
	Advisers Class	Class A	Class B	Class C	Class I	Advisers Class	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$8.670	$8.970	$8.660	$8.660	$8.680	$9.010	$9.310	$8.990	$9.000	$9.010
Income (Loss) From Operations
Net investment income(1)	$0.352	$0.364	$0.288	$0.287	$0.374	$0.339	$0.351	$0.272	$0.272	$0.362
Net realized and unrealized gain (loss)	0.200	0.200	0.199	0.200	0.199	(0.339)	(0.339)	(0.330)	(0.339)	(0.330)
Total income (loss) from operations	$0.552	$0.564	$0.487	$0.487	$0.573	$––	$0.012	$(0.058)	$(0.067)	$0.032
Less Distributions
From net investment income	$(0.345)	$(0.357)	$(0.281)	$(0.281)	$(0.365)	$(0.327)	$(0.338)	$(0.261)	$(0.262)	$(0.348)
Tax return of capital	(0.007)	(0.007)	(0.006)	(0.006)	(0.008)	(0.013)	(0.014)	(0.011)	(0.011)	(0.014)
Total distributions	$(0.352)	$(0.364)	$(0.287)	$(0.287)	$(0.373)	$(0.340)	$(0.352)	$(0.272)	$(0.273)	$(0.362)
Net asset value - End of year	$8.870	$9.170	$8.860	$8.860	$8.880	$8.670	$8.970	$8.660	$8.660	$8.680
Total Return(2)	6.57%	6.50%	5.78%	5.78%	6.72%	(0.03)%	0.10%	(0.67)%	(0.67)%	0.33%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$338,079	$1,067,045	$7,422	$691,050	$4,961,131	$421,431	$1,323,646	$10,544	$793,845	$6,153,765
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.07%	1.07%	1.82%	1.82%	0.82%	1.03%	1.03%	1.78%	1.78%	0.78%
Net investment income	4.10%	4.11%	3.37%	3.36%	4.36%	3.81%	3.81%	3.05%	3.06%	4.06%
Portfolio Turnover of the Portfolio	27%	27%	27%	27%	27%	19%	19%	19%	19%	19%

(See footnotes on last page.)

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Financial Highlights (continued)

	Eaton Vance Floating-Rate Fund
	Year Ended October 31,
	2014					2013
	Advisers Class	Class A	Class B	Class C	Class I	Advisers Class	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$9.170	$9.480	$9.150	$9.160	$9.170	$9.090	$9.410	$9.080	$9.080	$9.100
Income (Loss) From Operations
Net investment income(1)	$0.314	$0.324	$0.245	$0.245	$0.336	$0.339	$0.348	$0.273	$0.269	$0.359
Net realized and unrealized gain (loss)	(0.154)	(0.163)	(0.154)	(0.154)	(0.153)	0.081	0.074	0.069	0.083	0.075
Total income from operations	$0.160	$0.161	$0.091	$0.091	$0.183	$0.420	$0.422	$0.342	$0.352	$0.434
Less Distributions
From net investment income	$(0.320)	$(0.331)	$(0.251)	$(0.251)	$(0.343)	$(0.340)	$(0.352)	$(0.272)	$(0.272)	$(0.364)
Total distributions	$(0.320)	$(0.331)	$(0.251)	$(0.251)	$(0.343)	$(0.340)	$(0.352)	$(0.272)	$(0.272)	$(0.364)
Net asset value - End of year	$9.010	$9.310	$8.990	$9.000	$9.010	$9.170	$9.480	$9.150	$9.160	$9.170
Total Return(2)	1.76%	1.70%	0.99%	0.88%	2.01%	4.69%	4.55%	3.80%	3.92%	4.84%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$562,524	$1,881,548	$16,859	$956,256	$8,310,640	$671,736	$2,674,354	$23,143	$1,065,313	$9,760,086
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.99%	0.99%	1.74%	1.74%	0.74%	0.99%	0.99%	1.74%	1.74%	0.74%
Net investment income	3.44%	3.43%	2.69%	2.69%	3.68%	3.70%	3.68%	2.98%	2.94%	3.91%
Portfolio Turnover of the Portfolio	34%	34%	34%	34%	34%	32%	32%	32%	32%	32%

(See footnotes on last page.)

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Financial Highlights (continued)

	Eaton Vance Floating-Rate Fund
	Year Ended October 31,
	2012
	Advisers Class	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$8.850	$9.160	$8.840	$8.840	$8.860
Income (Loss) From Operations
Net investment income(1)	$0.382	$0.395	$0.312	$0.314	$0.403
Net realized and unrealized gain	0.239	0.248	0.241	0.239	0.240
Total income from operations	$0.621	$0.643	$0.553	$0.553	$0.643
Less Distributions
From net investment income	$(0.381)	$(0.393)	$(0.313)	$(0.313)	$(0.403)
Total distributions	$(0.381)	$(0.393)	$(0.313)	$(0.313)	$(0.403)
Net asset value - End of year	$9.090	$9.410	$9.080	$9.080	$9.100
Total Return(2)	7.16%	7.17%	6.36%	6.36%	7.41%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$519,542	$1,620,675	$25,325	$789,512	$4,876,648
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.02%	1.02%	1.77%	1.77%	0.77%
Net investment income	4.26%	4.26%	3.49%	3.51%	4.50%
Portfolio Turnover of the Portfolio	42%	42%	42%	42%	42%

(See footnotes on last page.)

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Financial Highlights (continued)

	Eaton Vance Floating-Rate & High Income Fund
	Year Ended October 31, 2016					Period Ended October 31, 2016(6)
	Advisers Class	Class A	Class B	Class C	Class I	Class R6
Net asset value - Beginning of year	$8.550	$9.090	$8.540	$8.530	$8.550	$8.480
Income (Loss) From Operations
Net investment income(1)	$0.362	$0.385	$0.300	$0.298	$0.383	$0.131
Net realized and unrealized gain	0.193	0.214	0.192	0.193	0.194	0.270
Total income from operations	$0.555	$0.599	$0.492	$0.491	$0.577	$0.401
Less Distributions
From net investment income	$(0.365)	$(0.389)	$(0.302)	$(0.301)	$(0.387)	$(0.141)
Total distributions	$(0.365)	$(0.389)	$(0.302)	$(0.301)	$(0.387)	$(0.141)
Net asset value - End of year	$8.740	$9.300	$8.730	$8.720	$8.740	$8.740
Total Return(2)	6.72%	6.82%	5.94%	5.93%	6.99%	4.75%(7)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$181,145	$305,764	$2,252	$158,443	$613,984	$13,180
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.06%	1.07%	1.82%	1.82%	0.82%	0.76%(8)
Net investment income	4.28%	4.29%	3.56%	3.54%	4.54%	4.35%(8)
Portfolio Turnover of the Fund(5)	13%	13%	13%	13%	13%	13%(9)

(See footnotes on last page.)

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Financial Highlights (continued)

	Eaton Vance Floating-Rate & High Income Fund
	Year Ended October 31,
	2015					2014
	Advisers Class	Class A	Class B	Class C	Class I	Advisers Class	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$8.890	$9.460	$8.880	$8.880	$8.900	$9.030	$9.610	$9.020	$9.010	$9.040
Income (Loss) From Operations
Net investment income(1)	$0.351	$0.379	$0.285	$0.285	$0.373	$0.325	$0.346	$0.258	$0.257	$0.348
Net realized and unrealized gain (loss)	(0.335)	(0.368)	(0.335)	(0.346)	(0.345)	(0.120)	(0.130)	(0.121)	(0.110)	(0.120)
Total income (loss) from operations	$0.016	$0.011	$(0.050)	$(0.061)	$0.028	$0.205	$0.216	$0.137	$0.147	$0.228
Less Distributions
From net investment income	$(0.344)	$(0.368)	$(0.280)	$(0.279)	$(0.365)	$(0.344)	$(0.365)	$(0.276)	$(0.276)	$(0.367)
Tax return of capital	(0.012)	(0.013)	(0.010)	(0.010)	(0.013)	(0.001)	(0.001)	(0.001)	(0.001)	(0.001)
Total distributions	$(0.356)	$(0.381)	$(0.290)	$(0.289)	$(0.378)	$(0.345)	$(0.366)	$(0.277)	$(0.277)	$(0.368)
Net asset value - End of year	$8.550	$9.090	$8.540	$8.530	$8.550	$8.890	$9.460	$8.880	$8.880	$8.900
Total Return(2)	0.15%	0.10%	(0.59)%	(0.60)%	0.29%	2.29%	2.27%	1.52%	1.52%	2.54%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$173,352	$343,734	$3,612	$175,558	$750,280	$241,333	$958,981	$5,802	$203,671	$961,024
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.07%	1.07%	1.82%	1.82%	0.82%	1.10%	1.10%	1.85%	1.85%	0.85%
Net investment income	4.00%	4.06%	3.25%	3.25%	4.25%	3.60%	3.61%	2.86%	2.86%	3.86%
Portfolio Turnover of the Fund(7)	5%	5%	5%	5%	5%	8%	8%	8%	8%	8%

(See footnotes on last page.)

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Financial Highlights (continued)

	Eaton Vance Floating-Rate & High Income Fund
	Year Ended October 31,
	2013					2012
	Advisers Class	Class A	Class B	Class C	Class I	Advisers Class	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$8.920	$9.490	$8.910	$8.900	$8.930	$8.650	$9.200	$8.640	$8.630	$8.660
Income (Loss) From Operations
Net investment income(1)	$0.354	$0.368	$0.293	$0.289	$0.373	$0.405	$0.432	$0.337	$0.338	$0.427
Net realized and unrealized gain	0.116	0.135	0.109	0.113	0.120	0.272	0.291	0.272	0.273	0.273
Total income from operations	$0.470	$0.503	$0.402	$0.402	$0.493	$0.677	$0.723	$0.609	$0.611	$0.700
Less Distributions
From net investment income	$(0.360)	$(0.383)	$(0.292)	$(0.292)	$(0.383)	$(0.407)	$(0.433)	$(0.339)	$(0.341)	$(0.430)
Total distributions	$(0.360)	$(0.383)	$(0.292)	$(0.292)	$(0.383)	$(0.407)	$(0.433)	$(0.339)	$(0.341)	$(0.430)
Net asset value - End of year	$9.030	$9.610	$9.020	$9.010	$9.040	$8.920	$9.490	$8.910	$8.900	$8.930
Total Return(2)	5.36%	5.38%	4.57%	4.58%	5.62%	8.01%	8.04%	7.18%	7.21%	8.28%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$310,392	$1,181,582	$7,949	$224,682	$784,225	$201,735	$386,870	$11,026	$205,425	$328,045
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.07%	1.07%	1.82%	1.82%	0.82%	1.07%	1.07%	1.83%	1.82%	0.82%
Net investment income	3.93%	3.84%	3.26%	3.22%	4.14%	4.62%	4.63%	3.85%	3.87%	4.87%
Portfolio Turnover of the Fund(5)	2%	2%	2%	2%	2%	15%	15%	15%	15%	15%

(1)

Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if applicable.

(3)

Includes the Fund’s share of the Portfolio(s) allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(6)

For the period from the commencement of operations on June 27, 2016 to October 31, 2016.

(7)

Not annualized.

(8)

Annualized.

(9)

For the Fund’s year ended October 31, 2016.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Further Information about the Portfolios

The Fund may invest in one or more of the Portfolios. As such, shareholders will be subject to the investment strategies of the Portfolios. The investment objective(s) and principal strategies of each Portfolio are described below. The Portfolios may employ other types of strategies and invest in other types of securities that are not described below. Over time the Fund will alter its allocation of assets among the Portfolios and may add or remove Portfolios that are considered for investment. It is not possible to predict the extent to which the Fund will be invested in a Portfolio at any one time. The degree to which the Fund may be subject to the risks of a particular Portfolio will depend on the extent to which the Fund has invested in the Portfolio.

Boston Income Portfolio.  The Portfolio’s investment objective is to provide a high level of current income.  The Portfolio’s secondary objectives are to seek growth of income and capital.  The Portfolio currently invests primarily in high yield, high risk corporate bonds (commonly referred to as “junk bonds”) which are rated lower than investment grade (i.e., bonds rated lower than Baa by Moody’s and lower than BBB by S&P) or are unrated and of comparable quality as determined by the investment adviser.  Bonds rated BBB and Baa have speculative characteristics, while lower rated bonds are predominantly speculative.  The Portfolio may hold securities that are unrated or in the lowest rating categories (rated C by Moody’s or D by S&P).  Bonds rated C by Moody’s are regarded as having extremely poor prospects of ever attaining any real investment standing.  Bonds rated D by S&P are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. The Portfolio may utilize short sales.  The Portfolio invests a substantial portion of its assets in bonds issued in connection with mergers, acquisitions and other highly leveraged transactions.  The Portfolio may invest in a wide variety of other income-producing debt instruments (including senior floating rate loans and secured and unsecured subordinated (“junior”) loans, second lien loans and bridge loans (“bank loans”)) as well as preferred stocks and other hybrid securities that pay dividends. The Portfolio may invest up to 10% of its net assets in municipal obligations, including shares of affiliated investment companies.  Some securities acquired by the Portfolio do not pay current income or do not make regular interest payments, while others may pay interest in the form of additional debt securities.  The Portfolio may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable-in-kind.  The Portfolio will generally hold well in excess of 100 securities, which may help reduce investment risk.  The Portfolio may invest up to 25% of total assets in foreign and emerging market securities, which are predominantly U.S. dollar denominated.  With respect to non-dollar denominated securities, the Portfolio may hedge currency fluctuations by entering into forward foreign currency contracts.  There is no stated limit on the Portfolio’s use of derivatives.

Under its investment advisory agreement with Boston Income Portfolio, BMR receives a monthly advisory fee equivalent to 0.625% annually of the average daily net assets of the Portfolio throughout the month.  Income Fund of Boston is allocated its pro rata share of the advisory fee paid by the Portfolio.  BMR has contractually agreed to reduce its advisory fee as follows:

Average Daily Net Assets	Annual Fee Rate
up to $1.5 billion	0.625%
$1.5 billion but less than $2 billion	0.600%
$2 billion but less than $5 billion	0.575%
$5 billion but less than $10 billion	0.555%
$10 billion and over	0.535%

These contractual fee reductions cannot be terminated or decreased without the approval of the Portfolio’s Board of Trustees and its shareholders and are intended to continue indefinitely.  For the fiscal year ended October 31, 2016, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio was 0.59%.

Michael Weilheimer and Stephen Concannon manage the Boston Income Portfolio.  Mr. Weilheimer, lead portfolio manager, managed Income Fund of Boston from January 1, 1996 to inception of the Portfolio.  Mr. Weilheimer manages other Eaton Vance funds and portfolios, and has been a Vice President of Eaton Vance and BMR for more than five years.  Mr. Concannon has managed the Portfolio since November 2014.  He has been a Vice President of Eaton Vance and BMR for more than five years and manages other Eaton Vance portfolios.

Eaton Vance Floating Rate Portfolio.  The Portfolio’s investment objective is to provide a high level of current income.  Under normal circumstances, the Portfolio invests at least 80% of its total assets in income producing floating rate loans and other floating rate debt securities.  The Portfolio invests primarily in senior floating rate loans of domestic and foreign borrowers (“Senior Loans”).  Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics (sometimes referred to as “junk”).  The Portfolio may invest up to 25% of its total assets in foreign Senior Loans.  Foreign Senior Loans must be denominated in U.S. dollars, euros, British pounds, Swiss francs, Canadian dollars, or Australian dollars.  The Portfolio may also invest in secured and

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”), other floating rate debt securities, fixed-income debt obligations and money market instruments.  Other floating rate debt securities, fixed-income debt securities and money market instruments may include bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one if its agencies or instrumentalities; and commercial paper.  Money market instruments with a remaining maturity of less than 60 days are deemed floating rate debt securities.

Eaton Vance Floating Rate Portfolio participates with two other funds managed by the investment adviser or its affiliates in an unsecured credit facility with a group of banks that currently permits borrowings up to an aggregate of approximately $900 million.  The Portfolio may borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and to settle transactions).  Interest is payable on amounts borrowed under the credit facility at a rate that is tied to a prime rate, the London Interbank Offered Rate (LIBOR) or the federal funds rate.  The Portfolio also pays commitment and administration fees in connection with the credit facility.  Because the credit facility is not available exclusively to the Portfolio, it may be unable to borrow some or all of a requested amount at any particular time.  Upon the expiration of the term of the Portfolio’s existing credit arrangement, the lender may not be willing to extend further credit to the Portfolio, may reduce amounts available under the facility or may only be willing to lend at an increased cost to the Portfolio. If the Portfolio is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed under the credit facility.

High Income Opportunities Portfolio.  The Portfolio’s primary investment objective is to provide a high level of current income.  The Portfolio seeks growth of capital as a secondary investment objective.  The Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income securities, including preferred securities and other hybrid securities (many of which have fixed maturities), senior floating rate loans and secured and unsecured subordinated (“junior”) floating rate loans (“bank loans”) and convertible securities. The Portfolio invests primarily in high yield, high risk corporate bonds (commonly referred to as “junk bonds”). The Portfolio invests a substantial portion of its assets in bonds issued in connection with mergers, acquisitions and other highly-leveraged transactions.  The Portfolio normally invests primarily in bonds rated below investment grade (i.e., bonds rated lower than Baa by Moody’s or lower than BBB by S&P) and in comparable unrated bonds as determined by the investment adviser.  Bonds rated BBB and Baa have speculative characteristics, while lower rated bonds are predominantly speculative.  The Portfolio may invest up to 15% of its total assets in convertible securities. The Portfolio may also purchase securities that make “in-kind” interest payments, bonds not paying current income and bonds that do not make regular interest payments. The Portfolio may invest up to 25% of its total assets in foreign securities, some of which may be issued by companies domiciled in emerging market countries, which are predominantly U.S. dollar denominated and up to 5% of its total assets in non-U.S. dollar denominated investments.  With respect to non-U.S. dollar denominated securities, the Portfolio may hedge currency fluctuations by entering into forward foreign currency exchange contracts.  Under normal circumstances, the Portfolio will generally hold well in excess of 100 securities, which may help reduce investment risk.  The Portfolio may invest up to 15% of its total assets in equity securities and up to 10% of its net assets in municipal obligations, including shares of affiliated investment companies.  The Portfolio will utilize short sales and repurchase agreements.  It is anticipated that the Portfolio may have net economic leverage of up to 20% through the use of credit default swaps.  There is no stated limit on the Portfolio’s use of derivatives.

Under High Income Opportunities Portfolio’s investment advisory agreement, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee.  The fees are applied on the basis of the following categories:

Category	Daily Net Assets	Annual Asset Rate	Daily Income Rate
1	up to $500 million	0.300%	3.00%
2	$500 million but less than $1 billion	0.275%	2.75%
3	$1 billion but less than $1.5 billion	0.250%	2.50%
4	$1.5 billion but less than $2 billion	0.225%	2.25%
5	$2 billion but less than $3 billion	0.200%	2.00%
6	$3 billion and over	0.175%	1.75%

For the fiscal year ended October 31, 2016, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio was 0.44%.

Michael Weilheimer, Stephen Concannon and Kelley Baccei co-manage the High Income Opportunities Portfolio.  Mr. Weilheimer, lead portfolio manager, has managed the Portfolio since January 1, 1996.  Mr. Concannon and Ms. Baccei have managed the Portfolio since November 2014.  Additional information about Mr. Weilheimer and Mr. Concannon appears under “Boston Income Portfolio” above.  Ms. Baccei has been a Vice President of Eaton Vance and BMR for more than five years.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Senior Debt Portfolio.  The Portfolio’s investment objective is to provide a high level of current income.  Under normal circumstances, the Portfolio invests at least 80% of its total assets in income producing floating rate loans and other floating rate debt securities.  The Portfolio invests primarily in senior floating rate loans of domestic and foreign borrowers (“Senior Loans”).  Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics (sometimes referred to as “junk”).  The Portfolio also may borrow from banks for the purpose of acquiring additional income-producing investments (referred to as “leverage”).  The Portfolio may invest up to 35% of its net assets in foreign Senior Loans.  Foreign Senior Loans must be denominated in U.S. dollars, euros, British pounds, Swiss francs, Canadian dollars, or Australian dollars.  The Portfolio may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”), other floating rate debt securities, fixed-income debt obligations and money market instruments.  Other floating rate debt securities, fixed-income debt securities and money market instruments may include: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and commercial paper.  Money market instruments with a remaining maturity of less than 60 days are deemed floating rate debt securities.

Senior Debt Portfolio is authorized to borrow to acquire additional investments when it believes that the interest payments and other costs with respect to such borrowings will be exceeded by the anticipated total return on such investments. See “Borrowing Risk” in the Fund Summary.  The Portfolio has entered into a credit facility which is funded by conduits and direct lenders that fund their advances under the facility through the issuance of highly rated commercial paper and by bank funding.  Under the facility, the Portfolio currently is permitted to borrow up to approximately $2.0 billion.  The pro rata amounts borrowed under the credit facility are charged interest based on the conduits’ commercial paper issuance rate and for the direct lending at the one-month LIBOR rate or prime rate. The Portfolio also pays commitment and administration fees in connection with the credit facility.  Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements.  There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of the Portfolio’s existing credit arrangement, the lender may not be willing to extend further credit to the Portfolio, may reduce amounts available under the facility or may only be willing to lend at an increased cost to the Portfolio. If the Portfolio is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed under the credit facility. The Portfolio also may borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and to settle transactions).

Short Duration High Income Portfolio.  The Portfolio’s investment objective is total return.  The Portfolio invests primarily in fixed-income securities rated below investment grade (commonly referred to as “junk”), including floating-rate loans and convertible securities. The Portfolio invests in securities rated Baa or below by Moody’s Investors Service, Inc. (“Moody’s”) or BBB and below by Standard & Poor’s Ratings Services (“S&P”) and comparable rated securities, including securities rated below Caa1 by Moody’s, CCC+ by S&P or CCC by Fitch Ratings at time of purchase or are rated and of comparable quality as determined by the investment adviser. The Portfolio intends to maintain a dollar-weighted average duration of three years or less. Bonds rated BBB and Baa have speculative characteristics, while lower rated bonds are predominantly speculative. The Portfolio may invest in securities in any ratings category, including securities rated investment grade. The Portfolio may invest in fixed-income securities of any maturity. The Portfolio may also purchase securities that make “in-kind” interest payments (“PIK”), bonds not paying current income and bonds that do not make regular interest payments. The Portfolio may invest in foreign and emerging market securities, which are predominantly U.S. dollar denominated and in non-U.S. dollar denominated investments. The Portfolio may invest in municipal obligations and senior and subordinated (“junior”) floating rate loans (“bank loans”). The Portfolio is “non-diversified”, which means it may invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund.

The Portfolio may engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. Transactions in derivative instruments may include: the purchase or sale of futures contracts on securities, swaps, indices or other financial instruments or currencies; options on futures contracts; options on securities, indices, currencies and other instruments; interest rate, credit default and inflation swaps; and forward rate contracts as well as instruments that have a greater or lesser credit risk than the security underlying that instrument. There is no stated limit on the Portfolio’s use of derivatives.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

Under Short Duration High Income Portfolio’s investment advisory agreement, BMR receives a monthly fee based on average daily net assets that is computed as follows:

Average Daily Net Assets for the Month	Annual Asset Rate*
up to $500 million	0.5500%
$500 million but less than $1 billion	0.5500%
$1 billion but less than $2.5 billion	0.5250%
$2.5 billion but less than $5 billion	0.5050%
$5 billion and over	0.4900%

*

Pursuant to a fee reduction agreement effective January 1, 2017, Eaton Vance contractually agreed to reduce its investment advisory fee as stated above.  These contractual reductions cannot be terminated or reduced without Trustee and shareholder approval.

Prior to January 1, 2017, BMR received an advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate
Up to $500 million	0.6000%
$500 million but less than $1 billion	0.5750%
$1 billion but less than $2.5 billion	0.5500%
$2.5 billion but less than $5 billion	0.5300%
$5 billion and over	0.5150%

For the period ended October 31, 2016, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio was 0.60%.

Michael Weilheimer manages Short Duration High Income Portfolio.  Mr. Weilheimer is a Vice President of BMR and has managed the Portfolio since it commenced operations in February 2012.

Eaton Vance Floating-Rate Funds

Prospectus dated March 1, 2017

More Information

About the Funds:  More information is available in the Statement of Additional Information.  The Statement of Additional Information is incorporated by reference into this Prospectus.  Additional information about each Portfolio’s investments is available in the annual and semiannual reports to shareholders.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the past fiscal year.  You may obtain free copies of the Statement of Additional Information and the shareholder reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA  02110
1-800-262-1122
website: www.eatonvance.com

You will find and may copy information about each Fund (including the Statement of Additional Information and shareholder reports):  at the SEC’s public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s website (www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-1520, or by electronic mail at publicinfo@sec.gov.

Shareholder Inquiries:  You can obtain more information from Eaton Vance Shareholder Services or the Fund transfer agent, BNY Mellon Investment Servicing (US) Inc.  If you own shares and would like to add to, redeem from or change your account, please write or call below:

Regular Mailing Address: Eaton Vance Funds P.O. Box 9653 Providence, RI 02940-9653	Overnight Mailing Address: Eaton Vance Funds 4400 Computer Drive Westborough, MA 01581	Phone Number: 1-800-262-1122 Monday – Friday 8:30 a.m. – 5:30 p.m. ET

The Funds' Investment Company Act No. is 811-04015.
2569 3.1.17	© 2017 Eaton Vance Management

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